UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2016

AROWANA INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36813	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

(Address of Principal Executive Offices) (Zip Code)

+612-8083-9800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

AROWANA INC. (“ARWA”) HAS MADE AND INTENDS TO CONTINUE TO MAKE PRESENTATIONS TO CERTAIN OF ITS SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ARWA’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) WITH VIVOPOWER INTERNATIONAL PLC (“VIVOPOWER”), AS DESCRIBED IN ARWA’S CURRENT REPORTS ON FORM 8-K FILED ON AUGUST 16, 2016 AND OCTOBER 18, 2016 AND IN VIVOPOWER’S REGISTRATION STATEMENT ON FORM S-4 INITIALLY FILED ON AUGUST 24, 2016, AS AMENDED (FILE NO. 333-213297) (THE “REGISTRATION STATEMENT”). THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ARWA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2015, IS ASSISTING ARWA IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF APPROXIMATELY US$3,300,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. ARWA, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF ARWA SHAREHOLDERS AND WARRANTHOLDERS TO BE HELD IN CONNECTION WITH THE BUSINESS COMBINATION.

SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VIVOPOWER’S ISSUANCE OF SECURITIES AND ARWA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS THE REGISTRATION STATEMENT OF WHICH THE PROXY STATEMENT/PROSPECTUS FORMS A PART, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ARWA’S IPO FINAL PROSPECTUS, DATED MAY 1, 2015, AND ARWA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2016, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ARWA OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: MORROW SODALI, 470 WEST AVENUE, STAMFORD CT 06902, (800) 662-5200, ARWA.INFO@MORROWCO.COM. THESE DOCUMENTS, ONCE AVAILABLE, AND ARWA’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ARWA OR VIVOPOWER, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. VIVOPOWER’S ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ARWA’S AND VIVOPOWER’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED HEREIN; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; NATURAL DISASTERS; CHANGING INTERPRETATIONS OF INTERNATIONAL FINANCIAL REPORTING STANDARDS; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH VIVOPOWER IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN ARWA’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ARWA AND VIVOPOWER, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ARWA AND VIVOPOWER OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ARWA NOR VIVOPOWER UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

THIS COMMUNICATION IS ONLY BEING DISTRIBUTED TO, AND IS ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM; OR (II) PERSONS HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS WHO FALL WITHIN THE DEFINITION OF "INVESTMENT PROFESSIONALS" IN ARTICLE 19(5) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005; OR (III) HIGH NET WORTH BODIES CORPORATE, UNINCORPORATED ASSOCIATIONS AND PARTNERSHIPS AND TRUSTEES OF HIGH VALUE TRUSTS AS DESCRIBED IN ARTICLE 49(2) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (ALL SUCH PERSONS IN (I) TO (III) ABOVE BEING REFERRED TO AS "RELEVANT PERSONS"). THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE BUSINESS COMBINATION ARE ONLY AVAILABLE TO, AND ANY INVITATION, OFFER OR AGREEMENT TO SUBSCRIBE, PURCHASE OR OTHERWISE ACQUIRE SUCH SECURITIES WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS, AND ANY PERSON WHO IS NOT A RELEVANT PERSON SHOULD NOT RELY ON OR ACT UPON THIS COMMUNICATION.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in item 5.07 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 3, 2016, Arowana Inc. (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”). At the Meeting, the shareholders considered the following proposals: (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) to January 9, 2017 (the “Extension Amendment”) and (ii) a proposal to amend the Charter to allow the holders of the Company’s ordinary shares issued in the Company’s initial public offering (the “IPO,” and such shares, the “public shares”) to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion Amendment”). Approval of each proposal required a special resolution of shareholders (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). The purpose of the Extension is to allow the Company more time to complete a business combination.

A final tabulation of votes cast for and against each proposal, as well as the number of abstentions and broker non-votes with respect to each proposal, is set forth below:

(a)          Extension Amendment

For	Against	Abstentions	Broker Non-Votes
9,525,492	30,867	0	0

(b)          Conversion Amendment

For	Against	Abstentions	Broker Non-Votes
9,556,359	0	0	0

Based on the foregoing, each of the proposals was approved. In addition, the Company had net tangible assets of more than $5,000,001 following the approval of the proposals, after taking into account payments to the holders of public shares who duly exercised their conversion rights as described below. Accordingly, the Company was authorized to proceed with the Extension Amendment and the Conversion Amendment. Under Cayman Islands law, the amendments to the Charter took effect upon their approval. Accordingly, the Company now has until January 9, 2017 to consummate an initial business combination.

In connection with the Extension, holders of 141,752 public shares exercised their right to convert such public shares into a pro rata portion of the trust account. An aggregate of approximately $1,445,870 (or approximately $10.20 per share) was withdrawn from the trust account to pay such holders. After the conversions, 10,717,248 of the Company’s ordinary shares will remain outstanding (including 8,138,248 public shares). The conversions will not affect the number of the Company’s rights and warrants outstanding. Accordingly, 8,789,000 rights, each of which entitles the holder to automatically receive one-tenth of an ordinary share upon consummation of a business combination, and 8,789,000 warrants, each of which entitles the holder to purchase one-half of one ordinary share commencing upon consummation of a business combination, remain outstanding.

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Because the Extension Amendment was approved, as indicated in the Company’s proxy statement, as supplemented, relating to the Meeting, the Company’s insiders or their affiliates will loan the Company $0.025 for each public share that is not converted into cash in connection with the Extension, at the beginning of each consecutive 30-day period during the Extension until the Company completes its previously disclosed business combination with VivoPower International PLC (the “Transactions”) (including a prorated amount for the final four-day period at the end of the Extension). Such loans will be contributed to the trust account. Accordingly, an aggregate of $203,456 will be deposited in the trust account on November 7, 2016 for the 30-day period ending December 6, 2016, an aggregate of an additional $203,456 will be deposited in the trust account on December 7, 2016 (if the Transactions are not consummated prior to such date) for the 30-day period ending January 5, 2017 and an aggregate of an additional $27,127 will be deposited in the trust account on January 6, 2017 (if the Transactions are not consummated prior to such date) for the four-day period ending January 9, 2017. As a result, the conversion amount per share will be approximately $10.225, $10.25 or $10.2533 if the Transactions are consummated on or after November 7, 2016, December 7, 2016 and January 6, 2017, respectively, and the liquidation amount per share in the event the Transactions are not consummated will be approximately $10.2533 per share.

The loans will not bear any interest and will be repayable by ARWA to the ARWA insiders or their affiliates upon consummation of its initial business combination. The loans will be forgiven if ARWA’s initial business combination is not completed.

Item 8.01	Other Events.

On November 3, 2016, the Company issued a press release announcing the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)      Exhibits:

Exhibit	Description

3.1	Resolutions Amending the Amended and Restated Memorandum and Articles of Association of Arowana Inc.

99.1	Press release dated November 3, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2016

AROWANA INC.

By:	/s/ Kevin Tser Fah Chin
Kevin Tser Fah Chin
Chief Executive Officer

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